Exhibit 99.1

NEWS RELEASE

NASDAQ:EU

TSXV:EU

February 18, 2026

www.encoreuranium.com

enCore Energy Provides Update on Expected Distribution of Verdera Common Shares to its Shareholders

February 18, 2026 – Dallas, Texas – enCore Energy Corp. (NASDAQ: EU) (TSXV: EU) (the “Company” or “enCore”), America’s Clean Energy Company™, announced that the Company expects to distribute common shares of Verdera Energy Corp. (“Verdera”) to its shareholders after the effectiveness of Verdera’s resale registration statement and will announce a record date prior to any such distribution.

As previously disclosed, the Company, NM Energy Holding Canada Corp. and Verdera entered into (i) a Share Purchase Agreement, dated March 17, 2025, pursuant to which, among other things, the Company was issued 50,000,000 non-voting preferred shares of Verdera (the “Consideration Shares”) and (ii) a Side Letter dated April 4, 2025, by and between the Company and Verdera, pursuant to which Verdera agreed to register the common shares issuable on conversion of the Consideration Shares under the Securities Act of 1933, as amended (the “Securities Act”) and the Company agreed, subject to the satisfaction of certain conditions, including, but not limited to, the effectiveness of a resale registration statement of Verdera, to elect to convert 35,000,000 Consideration Shares into Verdera common shares (the “Distribution Shares”) and set a record date for, and complete, the Company’s distribution of such shares to the Company’s shareholders by way of stock dividend or similar distribution. Verdera has informed the Company that it expects to file the resale registration statement with the Securities and Exchange Commission (the “SEC”) promptly, which will become effective following the standard review and comment process of the SEC. Following the resale registration statement being declared effective by the SEC, the Company may proceed with the distribution of the Distribution Shares.

On February 12, 2026, Verdera announced the closing of its CAD$20,000,000 subscription receipt financing. This financing was completed in advance of completion of the business combination with POCML 7 Inc. (“POCML 7”), a capital pool company listed on the TSX Venture Exchange (“TSX-V”).

Subject to completion of the business combination, Verdera will become a wholly owned subsidiary of POCML 7 which will change its name to Verdera Energy Corp. and commence trading on the TSX-V under the ticker symbol “V”. On February 17, 2026, Verdera announced that the closing of the business combination is currently scheduled to occur on or about February 20, 2026, with trading on the TSX-V to commence on or about February 24, 2026, subject to meeting all listing requirements. Detailed information on the transaction and the companies is available in a TSX-V Filing Statement, which can be viewed at www.sedarplus.ca under filings for POCML7.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Distribution Shares, nor shall there be any sale of the Distribution Shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About enCore Energy Corp.

enCore Energy Corp., America’s Clean Energy Company™, is committed to providing clean, reliable, and affordable fuel for domestic nuclear energy. enCore Energy is the only uranium company in the United States (“U.S.”) with multiple operational Central Processing Plants, both located in South Texas. The enCore team is led by industry experts with extensive knowledge and experience in all aspects of uranium In-Situ Recovery (“ISR”) operations and the nuclear fuel cycle. enCore solely utilizes ISR for uranium extraction, a well-known and proven technology co-developed by the leaders at enCore Energy.

Following upon enCore’s demonstrated success in South Texas, future projects in enCore’s planned project pipeline include the Dewey Burdock Project in South Dakota and the Gas Hills Project in Wyoming. The Company holds other assets including, non-core assets and proprietary databases. enCore is committed to working with local communities and indigenous governments to create positive impact from corporate projects.

Contact:

William M. Sheriff

Executive Chairman

972-333-2214

info@encoreuranium.com

www.encoreuranium.com

Cautionary Note Regarding Forward Looking Statements:

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities laws that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by such words as “anticipates”, “will”, “may”, “expects”, “plans”, “believes”, “intends”, “estimates”, “projects”, “continue”, “potential”, and similar expressions or variations (including negative variations) of such words and phrases, or statements that certain actions, events or results “may”, “could”, or “will” be taken.

Forward-looking statements and information that are not statements of historical fact include, but are not limited to, any statements regarding future expectations, beliefs, goals or prospects, statements regarding the expectation of Verdera filing the resale registration statement promptly, announcing a record date and ability to complete, the timing of completion of a distribution of the Distribution Shares to shareholders of the Company and planned future projects of the Company should be considered forward-looking statements. All such forward-looking statements are not guarantees of future results and forward-looking statements are subject to important risk factors and uncertainties, many of which are beyond the Company’s ability to control or predict, that could cause actual results to differ materially from those expressed in any forward-looking statement.

A number of important factors could cause actual results or events to differ materially from those indicated or implied by such forward-looking statements, including without limitation the risk that the occurrence of any event, change or other circumstance that could give rise to delaying or not completing the intended distribution of Distribution Shares, including the risk that a distribution of the Distribution Shares may not be completed in a timely manner or at all, including that a governmental entity may prohibit, delay or refuse to grant approval for such distribution; the availability of materials and equipment, timeliness of government approvals and unanticipated environmental impacts on operations; litigation risks; risks posed by the economic and political environments in which the Company operates and intends to operate; the failure to adequately manage future growth; adverse market conditions; the failure to satisfy ongoing regulatory requirements and factors relating to forward-looking statements listed above which include risks as disclosed in the Company’s filings on SEDAR+ and with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, management discussion and analysis and annual information form. Should one or more of these risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. The Company assumes no obligation to update the information in this communication, except as required by law. Additional information identifying risks and uncertainties is contained in filings by the Company with the respective securities commissions which are available online at www.sec.gov and www.sedarplus.ca.

Forward-looking statements are provided for the purpose of providing information about the current expectations, beliefs and plans of management. Such statements may not be appropriate for other purposes and readers should not place undue reliance on these forward-looking statements, that speak only as of the date hereof, as there can be no assurance that the plans, intentions or expectations upon which they are based will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement.